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                                                                    EXHIBIT 21.1


                          HLI OPERATING COMPANY, INC.
                              TABLE OF SUBSIDIARIES


                                                                                  STATE OR OTHER
                                                                                 JURISDICTION OF
                                                                                 INCORPORATION OR
NAME OF SUBSIDIARY                                                                   FORMATION
------------------                                                                   ---------

[CMI - FSC, Inc............................................................          Barbados]
[CMI - Monterrey S.A. de C.V...............................................           Mexico]
[Hayes Lemmerz Foreign Sales Corporation...................................          Barbados]
Hayes Lemmerz International - Ohio, Inc....................................            Ohio
Automotive Overseas Investments (Proprietary) Limited......................        South Africa
Borlem Aluminio Ltda.......................................................           Brazil
Borlem S.A. Empreendimentos Industriais....................................           Brazil
CMI - Europe Netherlands Holdings B.V......................................         Netherlands
CMI - Quaker Alloy, Inc....................................................        Pennsylvania
EMAC R&D Corporation.......................................................       Ontario, Canada
European Commercial Wheels.................................................           Belgium
Hayes Lemmerz Alukola, s.r.o...............................................       Czech Republic
Hayes Lemmerz Autokola, a.s................................................       Czech Republic
Hayes Lemmerz Barcelona, S.A...............................................            Spain
Hayes Lemmerz Belgie, B.V.B.A..............................................           Belgium
Hayes Lemmerz Comercio e Participacoes SRL.................................           Brazil
Hayes Lemmerz Fabricated Holdings B.V......................................         Netherlands
Hayes Lemmerz Holding GmbH.................................................           Germany
Hayes Lemmerz Hungary Consulting
   Limited Liability Company...............................................           Hungary
Hayes Lemmerz International - Bowling Green, Inc...........................          Delaware
Hayes Lemmerz International - Bristol, Inc.................................          Michigan
Hayes Lemmerz International - Cadillac, Inc................................          Michigan
Hayes Lemmerz International - California, Inc..............................          Delaware
Hayes Lemmerz International - CMI, Inc.....................................          Michigan
Hayes Lemmerz International - Commercial Highway, Inc......................          Delaware
Hayes Lemmerz International - Equipment & Engineering, Inc.................          Michigan
Hayes Lemmerz International - Frenos, S.A. de C.V..........................           Mexico
Hayes Lemmerz International - Georgia, Inc.................................          Delaware
Hayes Lemmerz International - Homer, Inc...................................          Delaware
Hayes Lemmerz International - Howell, Inc..................................          Michigan
Hayes Lemmerz International - Huntington, Inc..............................          Delaware
Hayes Lemmerz International - Kentucky, Inc................................          Delaware
Hayes Lemmerz International - La Mirada, Inc...............................          Delaware
Hayes Lemmerz International - Laredo, Inc..................................            Texas
Hayes Lemmerz International - Mexico, Inc..................................          Delaware
Hayes Lemmerz International - Montague, Inc................................          Michigan
Hayes Lemmerz International - PCA, Inc.....................................          Michigan
Hayes Lemmerz International - Petersburg, Inc..............................          Michigan
Hayes Lemmerz International - Sedalia, Inc.................................          Delaware

                                                                                  STATE OR OTHER
                                                                                 JURISDICTION OF
                                                                                 INCORPORATION OR
NAME OF SUBSIDIARY                                                                   FORMATION
------------------                                                                   ---------


Hayes Lemmerz International - Southfield, Inc..............................          Michigan
Hayes Lemmerz International - Technical Center, Inc........................          Michigan
Hayes Lemmerz International - Texas, Inc...................................            Texas
Hayes Lemmerz International - Transportation, Inc..........................          Michigan
Hayes Lemmerz International - Wabash, Inc..................................           Indiana
Hayes Lemmerz International Import, Inc....................................          Delaware
Hayes Lemmerz Japan, Ltd...................................................            Japan
Hayes Lemmerz Manresa, SPRL................................................            Spain
Hayes Lemmerz Mexico, S.A. de C.V..........................................           Mexico
Hayes Lemmerz Siam Co., Ltd................................................          Thailand
Hayes Lemmerz System Service GmbH..........................................           Germany
Hayes Lemmerz System Service N.V...........................................           Belgium
Hayes Lemmerz Systems Services CR, s.r.o...................................       Czech Republic
Hayes Lemmerz Werke GmbH...................................................           Germany
Hayes Lemmerz Werke Verwaltungs GmbH.......................................           Germany
Hayes Lemmerz Werke Wohnungsbaugesellschaft mbH............................           Germany
Hayes Lemmerz, S.p.A.......................................................            Italy
Hayes Lemmerz-Inci-Jant Sanayi, A.S........................................           Turkey
HL Holdings B.V............................................................         Netherlands
HLI - Mexicana S.A. de C.V.................................................           Mexico
HLI - Summerfield Realty Corp..............................................          Michigan
HLI (Europe), LLC..........................................................          Delaware
HLI Brakes Holding Company, Inc............................................          Delaware
HLI Commercial Highway Holding Company, Inc................................          Delaware
HLI European Holdings ETVE, S.r.l..........................................            Spain
HLI Italian Holdings S.r.L.................................................            Italy
HLI Luxembourg, S.A.R.L....................................................         Luxembourg
HLI Netherlands B.V........................................................         Netherlands
HLI Netherlands Holdings, Inc..............................................          Delaware
HLI Powertrain Holding Company, Inc........................................          Delaware
HLI Realty, Inc............................................................          Michigan
HLI Services Holding Company, Inc..........................................          Delaware
HLI Swiss Holdings, LLC....................................................          Delaware
HLI Wheels Holding Company, Inc............................................          Delaware
Industrias Fronterizas HLI, S.A. de C.V....................................           Mexico
Kalyani Lemmerz Limited....................................................            India
Metaalgieterij Giesen B.V..................................................         Netherlands
Metaalgieterij Giesen Holding B.V..........................................         Netherlands
Metaal Industrie Bergen B.V................................................         Netherlands
Motor Wheel Corporation of Canada, Ltd.....................................       Ontario, Canada
N. F. Die Casting (Proprietary) Limited....................................        South Africa
Siam Lemmerz Co., Ltd......................................................          Thailand